UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

Commission file number 001-31617

BRISTOW GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	72-0679819
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2103 City West Blvd., 4th Floor, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

None

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on May 11, 2019 (the “Petition Date”), Bristow Group Inc. (the “Company”, “Bristow Group”, “we”, “us” or “our”) and its subsidiaries BHNA Holdings Inc., Bristow Alaska Inc., Bristow Helicopters Inc., Bristow U.S. Leasing LLC, Bristow U.S. LLC, BriLog Leasing Ltd. and Bristow Equipment Leasing Ltd. (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors’ Chapter 11 Cases are jointly administered under the caption In re: Bristow Group Inc., et al., Main Case No. 19-32713. The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

First Amendment to Amended and Restated Restructuring Support Agreement

As previously disclosed, in connection with the Chapter 11 Cases, the Company and certain other Debtors entered into a restructuring support agreement on May 10, 2019 with (i) certain holders of the Company’s 8.75% Senior Secured Notes due 2023 (the “Secured Notes”) and (ii) the guarantors of the Secured Notes (the “Secured Guarantors”), to support a restructuring of the Company (the “Restructuring”). As previously disclosed, the Company and certain other Debtors entered into an Amended and Restated Restructuring Support Agreement dated June 27, 2019 (the “Amended RSA”) with a group of holders representing approximately 89.84% of the Secured Notes, the Secured Guarantors and a group of holders representing approximately 54.54% of the 6.25% Senior Notes due 2022 and the 4.50% Convertible Senior Notes due 2023 combined (together, the “Unsecured Notes”) to implement the Restructuring. On July 24, 2019, in connection with entry into the Backstop Commitment Agreement (as defined herein), the Company and certain other Debtors entered into an amendment to the Amended RSA with a group of holders representing approximately 99.3% of the Secured Notes (the “Supporting Secured Noteholders”), the Secured Guarantors and a group of holders representing approximately 73.6% (the “Supporting Unsecured Noteholders” and, together with the Supporting Secured Noteholders, the “Supporting Noteholders”) of the Unsecured Notes to amend and restate the Amended RSA (as so amended, the “Second Amended RSA”) including, among other things, to reflect the terms set forth in the Backstop Commitment Agreement and update the timing of certain milestones, on the terms set forth in the term sheet contained in an exhibit to the Second Amended RSA (the “Amended Restructuring Term Sheet”) pursuant to the Plan and the various related transactions set forth in or contemplated by the Amended Restructuring Term Sheet, the DIP Term Sheet (as defined therein) and the other restructuring documents attached to the Second Amended RSA.

Pursuant to the terms of the Second Amended RSA and the Amended Restructuring Term Sheet:

•

holders of claims arising from the Unsecured Notes (the “Unsecured Notes Claims”) will receive their pro rata share of (i) if they are accredited investors, (x) new equity interests of the Company, as reorganized pursuant to the Plan (the “Reorganized Equity”) equal to 11% of the Reorganized Equity (the “Unsecured Equity Pool”), subject to dilution for the management incentive plan (“MIP”), and (y) up to $347.5 million of the Rights Offering (as defined herein) (the “Unsecured Rights”), or (ii) if they are not accredited investors, the Unsecured Cash Pool (as defined below) and, in each case, the Unsecured Notes will be cancelled and discharged;

•

holders of claims arising from the Secured Notes (the “Secured Notes Claims”) will receive payment of their Secured Notes Claims in full consisting of (i) cash equal to 97% of their Secured Notes Claims, plus (ii) their pro rata share of up to $37.5 million of the Rights Offering (the “Secured Rights”), and the Secured Notes will be cancelled and discharged;

•

holders of unsecured claims (other than the Unsecured Notes Claims and general unsecured trade vendor claims) (the “General Unsecured Claims”) will receive their pro rata share of (i) if they are accredited investors, at their option, (a) the Unsecured Equity Pool and (b) the Unsecured Rights or (ii) if they are accredited investors who decline the treatment set forth in the preceding clause (i) or if they are not accredited investors, cash in an amount agreed upon by the Company and the Required Backstop Parties (as defined in the Second Amended RSA) (the “Unsecured Cash Pool”), distributed pro rata to all holders of General Unsecured Claims who opt to receive cash under this clause (ii);

•

holders of claims under the prepetition $75 million senior secured term loan (the “Term Loan”) shall either receive payment in cash in full or have their commitments with respect to the Term Loan replaced, or amended and reinstated, in any case secured by a first lien on substantially all assets of the Company, with the same maturity and interest rate as in the Term Loan, and the Term Loan will be cancelled and discharged;

•

holders of claims under the superpriority senior secured debtor-in-possession credit facility comprised of loans in an aggregate principal amount of $150 million (the “New DIP Facility) are expected to be satisfied and discharged in full in exchange for Reorganized Equity (as defined herein);

•

an ad hoc group of holders of the Unsecured Notes (the “Unsecured Notes Ad Hoc Group”) and an ad hoc group of holders of the Secured Notes (the “Secured Notes Ad Hoc Group”) have agreed to backstop $347.5 million and $37.5 million, respectively, of a total $385 million new money rights offering (the “Rights Offering”) of the Reorganized Equity;

•	the existing equity interests in the Company will be cancelled and discharged;

•

the Secured Notes Ad Hoc Group and the Unsecured Notes Ad Hoc Group will file a statement affirmatively supporting the Company’s Fiscal 2020 Performance Incentive Plan and Fiscal Year 2020 Non-Executive Incentive Plan in the form presently before the Bankruptcy Court;

•	between 5% and 10% of the Reorganized Equity on a fully diluted basis will be reserved for the MIP; and

•

the Debtors will conduct a marketing process to raise a senior secured or unsecured revolving, term loan or notes facility in an aggregate principal amount of at least $75 million (the “Exit Facility”), provided that such Exit Facility shall be used to repay the Term Loan in cash, in full.

The Second Amended RSA contains certain covenants on the part of each of the Company and the Supporting Noteholders, including limitations on the Supporting Noteholders’ ability to pursue alternative transactions, commitments by the Supporting Noteholders to vote in favor of the Plan and commitments of the Company and the Supporting Noteholders to negotiate in good faith to finalize the documents and agreements governing the Plan. The Second Amended RSA also provides for certain conditions to the obligations of the parties and for termination upon the occurrence of certain events, including without limitation, the failure to achieve certain milestones and certain breaches by the parties under the Second Amended RSA.

Although the Company intends to pursue the Restructuring in accordance with the terms set forth in the Second Amended RSA, there can be no assurance that the Company will be successful in completing a restructuring or any other similar transaction on the terms set forth in the Second Amended RSA, on different terms or at all.

The foregoing description of the Second Amended RSA does not purport to be complete and is qualified in its entirety by reference to the Second Amended RSA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Backstop Commitment Agreement

The Amended RSA contemplated that the Company would enter into a backstop commitment agreement and file a motion seeking entry of the DIP Order (as defined therein). On July 24, 2019, the Company entered into a Backstop Commitment Agreement (the “Backstop Commitment Agreement”) with the other parties thereto (the “Commitment Parties”), pursuant to which the Commitment Parties have agreed to backstop a total $385 million new money rights offering (the “Rights Offering”) of new equity interests of the Company, as reorganized (the “Reorganized Company”) pursuant to a chapter 11 plan of reorganization (the “Plan”). In accordance with the Plan and certain Rights Offering procedures to be filed as part of the Plan, the Company will grant certain holders of the Company’s 6.25% Senior Notes due 2022 and 4.50% Convertible Senior Notes due 2023 (together, the “Unsecured Noteholders”) and certain holders of the Company’s 8.75% Senior Secured Notes due 2023 (the “Secured Noteholders”), including certain Commitment Parties who are Unsecured Noteholders (the “Unsecured Commitment Parties”) or Secured Noteholders (the “Secured Commitment Parties”), and holders of certain other unsecured claims (collectively with the Unsecured Noteholders, the “Unsecured Claims”), the right to purchase shares of common stock of the Reorganized Company (the “Common Shares”) and shares of Series A Convertible Preferred Stock of the Reorganized Company (the “Preferred Shares” and, together with the Common Shares, the “Rights Offering Shares”), which will be comprised of 91.825% of Common Shares and 8.175% of Preferred Shares, for an aggregate purchase price of, in the case of the Unsecured Claims, $347.5 million (the “Unsecured Rights Offering Amount”) and, in the case of the Secured Noteholders, $37.5 million (the “Secured Rights Offering Amount” and, together with the Unsecured Rights Offering Amount, the “Rights Offering Amount”)). Under the Backstop Commitment Agreement, the Commitment Parties have agreed to purchase any Rights Offering Shares that are not duly subscribed for pursuant to the Rights Offering (the “Unsubscribed Shares”) at the Per Equity Share Purchase Price (as defined in the Backstop Commitment Agreement).

Under the Backstop Commitment Agreement, the Debtors have agreed to pay (i) on the earlier of the closing date of the transactions contemplated by the Backstop Commitment Agreement or the termination of the Backstop Commitment Agreement, a backstop commitment fee (the “Backstop Commitment Fee”) in, at the election of the Commitment Parties, Common Shares or Preferred Shares equal to 10% of (a) the Unsecured Rights Offering Amount to the Unsecured Commitment Parties and (b) the Secured Rights Offering Amount to the Secured Commitment Parties and (ii) both as promptly as reasonably practicable after entry of the BCA Approval Order (as defined in the Backstop Commitment Agreement) and on a monthly basis thereafter, all reasonably incurred and documented professional fees of the Commitment Parties. In certain circumstances where the Backstop Commitment Agreement has been terminated, the Backstop Commitment Fee will be reduced to an amount in cash equal to 5% of the Rights Offering Amount. The Backstop Commitment Fee will be issued to the Commitment Parties pro rata based on the amount of their respective backstop commitments.

The rights to purchase Rights Offering Shares (excluding Unsubscribed Shares) in the Rights Offering will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to section 1145 of the Bankruptcy Code. A portion of the Common Shares issued in the Rights Offering will be issued in reliance upon such exemption, and a portion of the Common Shares and all of the Preferred Shares will be issued in reliance upon the exemption from registration under the Securities Act provided by Section 4(a)(2) thereof or another available exemption from registration thereunder. The offer and sale of the Unsubscribed Shares purchased by the Commitment Parties pursuant to the Backstop Commitment Agreement will be made in reliance upon the exemption from registration under the Securities Act provided by Section 4(a)(2) thereof or another available exemption from registration thereunder. As a condition to the closing of the transactions contemplated by the Backstop Commitment Agreement, the Reorganized Company will enter into a registration rights agreement with certain Commitment Parties requiring the Reorganized Company to register the Commitment Parties’ securities under the Securities Act.

The Commitment Parties’ commitments to backstop the Rights Offering and the other transactions contemplated by the Backstop Commitment Agreement are conditioned upon satisfaction of all applicable conditions set forth therein. The issuances of Rights Offering Shares pursuant to the Rights Offering and the Backstop Commitment Agreement are conditioned upon, among other things, confirmation of the Plan by the Bankruptcy Court and the Plan’s effectiveness.

The foregoing description of the Backstop Commitment Agreement does not purport to be complete and is qualified in its entirety by reference to the Backstop Commitment Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 25, 2019, the Company issued a press release in connection with the entry into the Second Amended RSA and Backstop Commitment Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional information regarding the Chapter 11 Cases is available at http://www.bristowgroup.com/restructuring. Court filings and information about the claims process are available at https://cases.primeclerk.com/Bristow. Information contained on, or that can be accessed through, such web sites is not part of, and is not incorporated into, this Current Report on Form 8-K. Questions should be directed to the Company’s claims agent, Prime Clerk, by email to bristowinfo@primeclerk.com or by phone at +1 844-627-6967 (toll free) or +1 347-292-3534 (toll).

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

In connection with the Chapter 11 Cases, on July 24, 2019, the Debtors and the Supporting Noteholders agreed on a form of Superpriority Secured Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) among the Company (the “DIP Borrower”), Bristow Holdings Company Ltd. III, as the co-borrower, the other Debtors party thereto and other guarantors from time to time party thereto (collectively, the “DIP Obligors”), the financial institutions or other entities from time to time parties thereto, and Ankura Trust Company, LLC, as administrative agent and collateral agent (the “DIP Agent”). On July 25, 2019, the Debtors filed a motion (the “DIP Motion”) with the Bankruptcy Court seeking, among other things, interim and final approval of the proposed DIP Credit Agreement.

The DIP Credit Agreement is subject to final approval by the Bankruptcy Court, which has not been obtained at this time. We can provide no assurances that the DIP Motion will be granted.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Restructuring Support Agreement, dated as of July 24, 2019, by and among Bristow Group Inc., certain subsidiaries of Bristow Group Inc. party thereto and the holders of the 8.75% Senior Secured Notes due 2023, the 6.25% Senior Notes due 2022 and the 4.50% Convertible Senior Notes due 2023 party thereto.

10.2	Backstop Commitment Agreement, dated as of July 24, 2019, among Bristow Group Inc. and the commitment parties party thereto.

99.1	Press Release, dated as of July 25, 2019.

Cautionary Statements Regarding Forward-Looking Information

Investors are cautioned that some of the statements we use in this report contain forward-looking statements and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee you that our plans and expectations will be achieved. Such statements may include, but are not limited to, statements about our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations during the pendency of our court proceedings and other plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors that could cause actual events or results to differ materially from those anticipated by our forward-looking statements or historical performance can be found in the Company’s filings with the Securities and Exchange Commission.

Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events, except to the extent required by the federal securities laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: July 25, 2019	By:	/s/ Brian J. Allman
Brian J. Allman
Senior Vice President and Chief Financial Officer